UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23694

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

(Exact name of registrant as specified in charter)

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Address of principal executive offices)

Luis A. Avilés, Esq.

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:
Jesse C. Kean
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end:	June 30

Date of reporting period:	July 1, 2022 – June 30, 2023

Item 1. Report of Shareholders.

(a)

Puerto Rico Residents Tax-Free Fund VI, Inc.

2023 Annual Report

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	29
Other Information	30
Management of the Fund	32
Statement Regarding Basis for Approval of Investment Advisory Contract	38
Privacy Policy	41

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2023 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Puerto Rico Residents Tax Free Fund VI, Inc. (formerly known as Puerto Rico Investors Tax Free Fund VI, Inc. and hereinafter referred to as the “Fund”) is pleased to present its Letter to Shareholders for the twelve-month period ending on June 30, 2023.

During the reporting period, on net, the unemployment rate remained unchanged at 3.6% from June 30, 2022, to June 30, 2023. Economic activity expanded at a moderate pace. Inflation eased, as the Federal Open Market Committee (the “FOMC”) increased rates, but remained elevated, reflecting supply and demand imbalances related to the COVID-19 pandemic, Russia’s war against Ukraine, higher food and energy prices, and broader price pressures. Consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures, decreased from 7.0% as of June 30, 2022, to 3.0% as of June 30, 2023.

In support of returning inflation to 2% over time, the FOMC raised the target range for the federal funds rate during the reporting period by 3.50%, from 1.50%-1.75% as of June 2022 to 5.00%-5.25% as of June 2023. Furthermore, the 10-year U.S. Treasury yield increased by 0.82% from 3.02% as of June 30, 2022, to 3.84% as of June 30, 2023.

Currently, job gains are robust, while inflation continues to be higher than what the FOMC considers normal. Nonetheless, tighter credit conditions are likely to weigh on economic activity, hiring, and inflation. At its July 2023 meeting, the FOMC increased the target range for the federal funds rate by an additional 0.25%, from 5.00%-5.25% to 5.25%-5.50%. Furthermore, in determining the extent of additional policy firming that may be appropriate to return inflation to 2% over time, the FOMC will consider the cumulative tightening of monetary policy, lags with which monetary policy affects economic activity and inflation, and economic and financial developments.

With elevated levels of inflation, a monetary policy tightening cycle, and the potential for shocks from geopolitical conflicts abroad, the economic outlook remains highly uncertain. Current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC and UBS Asset Managers of Puerto Rico (the Fund’s Co-Investment Advisers) remain committed to seeking investment opportunities within the Fund’s allowed parameters and providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA

Chairman of the Board

Annual Report | June 30, 2023	1

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended its current offerings of securities pending its registration under the 1933 Act.

FUND PERFORMANCE

The following table portrays performance for the period from July 1, 2022, to June 30, 2023:

Twelve-Month Period
Based on market price	-4.14%
Based on NAV	0.29%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value (“NAV”) and market prices as of June 30, 2023:

Dividend yield based on market at twelve-month period	8.36%
Dividend yield based on NAV	3.33%
NAV as of June 30, 2023	$4.12
Market Price as of June 30, 2023	$1.64
Premium (discount) to NAV	(60.2%)

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2023 (Unaudited)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and taxable income.

Figure 1 below reflects the breakdown of the Fund’s investment portfolio as of June 30, 2023. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of June 30, 2023

Asset Allocation, as a % of the Total Portfolio

As of June 30, 2023, the largest Puerto Rico municipal bond holding in the portfolio remained the restructured Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds received in an exchange in February 2019, pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA). The restructured COFINA bond positions represent 54.1% of the Fund’s total investment portfolio and are secured by 53.65% of the pledged sales and use tax base amount through 2058 (which amounts to $420 million for fiscal year 2019 and an increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041). In general, COFINA bond prices were mostly unchanged, as represented by PR COFINA 5% 07/01/58, which decreased by $0.78 from $98.01 as of June 30, 2022, to $97.23 as of June 30, 2023. As of October 2022, 100% of the COFINA required transfers ($491.6 million) related to the 2022-2023 debt service reserve for fiscal year end June 30, 2023, had already been transferred to the COFINA trustee, same as last year. For fiscal year 2023-2024 the COFINA required transfers related to the debt service are $511.2 million. Collections for fiscal year 2023-2024 started on July 1, 2023.

U.S. holdings in the Fund’s investment portfolio, representing 45.0% of the total investment portfolio, consist primarily of U.S. Government Agency debentures and U.S. municipal bonds. On net, during the reporting period, both U.S. agency debentures and U.S. municipal bond prices decreased as yields increased across the curve.

Annual Report | June 30, 2023	3

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2023 (Unaudited)

Furthermore, the Fund owns a position in mortgage-backed securities (“MBS”) representing 0.2% of the total investment portfolio, which consist of pools of Puerto Rico mortgages issued and guaranteed by U.S. Agencies. The balance of the pools decreased during the period from the repayment of the underlying mortgages.

The NAV of the Fund decreased $0.13 during the reporting period, from $4.25 at the beginning of the period to $4.12 at period end. The Fund’s indicated market price per share reflected a discount to NAV of 60.2% as of June 30, 2023, increasing from the 58.4% discount to NAV as of June 30, 2022.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2023 (Unaudited)

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of the end of the twelve-month reporting period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax (PR)	54.1%
U.S. Agencies	39.4%
U.S. Municipal Bonds	5.6%
P.R. Tax Exempt Notes	0.1%
Other PR Municipal Bonds	0.6%
Mortgage-Backed Securities	0.2%
Total	100.0%

Geographic Allocation (% of Total Portfolio)
Puerto Rico	55.0%
U.S.	45.0%
Total	100.0%

The following table shows the Fund’s security portfolio ratings as of June 30, 2023. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent (% of Total Portfolio)
AAA	39.7%
AA	0.0%
A	5.6%
BBB	0.0%
Below BBB	0.0%
Not Rated	54.7%
Total	100.0%

The Not-Rated category is mostly comprised of restructured COFINA bonds issued in 2019. The restructured COFINA bonds were issued without a rating from any of the rating agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2023, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisers. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

Annual Report | June 30, 2023	5

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2023 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities in excess of 33⅓% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers) in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSO") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days and the borrowing rate is variable and based on short-term rates. As stated above, the TSO program was suspended in May 2021 pending registration under the 1940 Act.

As of June 30, 2023, the Fund had the following leverage outstanding:

Repurchase Agreements	$19,403,000
Leverage Ratio	19.6%

Please refer to the Schedule of Investments for details of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Schedule of Investments
June 30, 2023

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (48.25%)
US Government and Agency Obligations (6.86%)
$5,625,000	Federal Home Loan Bank	5.200%	09/28/37	$5,439,713

US Government Sponsored Entities (41.39%)
1,650,000	Federal Farm Credit Banks Funding Corp.	5.200%	02/06/26	1,658,793
17,385,000	Federal Home Loan Bank(a)	5.500%	07/15/36	19,614,475
2,365,000	Federal Farm Credit Banks Funding Corp.(a)	5.700%	10/25/27	2,487,937
8,300,000	Federal Farm Credit Banks Funding Corp.(a)	6.180%	11/06/28	9,041,397
				32,802,602

Total Government Bonds
(Cost $38,181,180)				38,242,315

Municipal Bonds (73.77%)
Illinois (6.80%)
5,000,000	State of Illinois, General Obligation Unlimited Bonds(b)	7.100%	07/01/35	5,391,824

Puerto Rico Government Instrumentalities Tax Exempt Notes (66.96%)
102,883	Puerto Rico Highway & Transportation Authority Series A, Revenue Bonds	5.000%	07/01/62	100,054
653,775	Puerto Rico Highways & Transportation Authority Senior 98 Bonds, Revenue Bonds	0.000%	11/01/51	331,791
66,860	Puerto Rico Highways & Transportation Authority Series B, Revenue Bonds	0.000%	07/01/32	42,530
114,370	Puerto Rico Highways & Transportation Authority Series C, Revenue Bonds	0.000%	07/01/53	69,765
1,735,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.500%	07/01/34	1,721,991
880,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.550%	07/01/40	859,747
6,452,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.750%	07/01/53	6,148,025

See Notes to Financial Statements.
Annual Report | June 30, 2023	7

Puerto Rico Residents Tax-Free Fund VI, Inc.	Schedule of Investments
June 30, 2023

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (66.96%) (continued)
$19,690,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	5.000%	07/01/58	$19,195,167
18,507,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(c)	0.000%	07/01/46	5,199,166
17,923,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(c)	0.000%	07/01/51	3,766,518
8,930,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.329%	07/01/40	8,492,703
268,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.536%	07/01/53	246,552
7,281,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.784%	07/01/58	6,900,441
				53,074,450
Puerto Rico Tax Exempt Notes (0.01%)(d)
41,318	Community Endowment, Inc - collateralized by GN514609	7.000%	09/15/29	40,972
31,180	Community Endowmnet, Inc - collateralized by GN514615	7.000%	09/15/29	30,899
6,848	Community Endowment, Inc - collateralized by FN536024	8.500%	05/01/30	6,842
1,670	Community Endowment, Inc - collateralized by FN536042	8.000%	09/01/30	1,723
				80,436
Total Municipal Bonds
(Cost $59,396,019)				58,474,839

Mortgage-Backed Securities (0.38%)
Puerto Rico GNMA Bonds(e) (0.13%)
26,334	GNMA Pool 487554	7.000%	07/15/29	26,081
4,241	GNMA Pool 508646	7.000%	07/15/29	4,200
				30,281

Puerto Rico Fannie Mae Bonds(f) (0.25%)
122,923	FNMA Pool 504143	8.000%	07/01/29	124,157

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund VI, Inc.	Schedule of Investments
June 30, 2023

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Fannie Mae Bonds(f) (0.25%) (continued)
$74,649	FNMA Pool 504156	8.000%	08/01/29	$74,777
				198,934

Total Mortgage-Backed Securities
(Cost $300,647)				301,086

Total Investments (122.40%)
(Cost $97,877,846)				$97,018,240

Liabilities in Excess of Other Assets (-22.40%)				(17,753,995)
NET ASSETS (100.00%)				$79,264,245

(a)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(b)	Security may be called before its maturity date.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(e)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs & Co.	5.48%	06/08/2023	07/11/2023	$3,356,000
J.P. Morgan Chase & Co.	5.42%	06/01/2023	07/06/2023	14,256,000
South Street
Securities	5.62%	06/14/2023	07/05/2023	1,554,000
South Street
Securities	5.75%	06/28/2023	07/05/2023	237,000
				$19,403,000

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.
Annual Report | June 30, 2023	9

Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement of Assets and Liabilities
June 30, 2023

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $19,994,954)	$20,160,041
Other securities, at fair value (cost $77,882,892)	76,858,199
$97,018,240
Cash and cash equivalents	123,493
Interest receivable	1,914,198
Prepaid and other assets	143,643
Total Assets	99,199,574

LIABILITIES:
Reverse repurchase agreements (cost $19,403,000)	19,403,000
Interest payable	80,377
Dividends payable	216,649
Payable to Adviser	20,275
Payable to fund accounting and administration	28,232
Payable to Transfer agency	3,519
Payable to Directors	9,381
Payable for Compliance fees	460
Payable for Custodian fees	8,008
Payable for Audit fees	78,388
Other payables	87,040
Total Liabilities	19,935,329
Net Assets	$79,264,245

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value – shares authorized 19,257,706 issued and
outstanding	$215,378,325
Accumulated deficit	(136,114,080)
Net Assets	$79,264,245

PRICING OF SHARES:
Net Assets	$79,264,245
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	19,257,706
Net asset value per share	$4.12

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement of Operations
For the year ended June 30, 2023

INVESTMENT INCOME:
Interest	$4,575,654
Total Investment Income	4,575,654

EXPENSES:
Investment Advisers fee	722,561
Accounting and Administration fees	182,517
Compliance expense	6,430
Transfer agent expenses	11,519
Interest expense	739,993
Audit expenses	90,000
Legal expenses	524,109
Custodian fees	7,092
Director expenses	25,000
Printing expenses	36,176
Insurance fee	141,032
Other expenses	25,808
Total expenses before waiver	2,512,237
Less fees waived by Investment Advisers	(481,707)
Total Expenses	2,030,530
Net Investment Income	2,545,124

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on:
Investments	(375,434)
Net realized loss	(375,434)
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,070,755)
Net change in unrealized appreciation/(depreciation)	(2,070,755)
Net Realized and Unrealized Loss on Investments	(2,446,189)
Net Increase in Net Assets Resulting from Operations	$98,935

See Notes to Financial Statements.
Annual Report | June 30, 2023	11

Puerto Rico Residents
Tax-Free Fund VI, Inc.	Statements of Changes in Net Assets

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	$2,545,124	$2,968,847
Net realized loss on investments	(375,434)	(18,864,218)
Net change in unrealized appreciation/(depreciation)	(2,070,755)	2,523,645
Net increase/(decrease) in net assets resulting from operations	98,935	(13,371,726)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(2,639,759)	(3,401,671)
Net decrease in net assets from dividends	(2,639,759)	(3,401,671)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	8,046	6,832
Net increase in net assets from capital share transactions	8,046	6,832

Net Decrease in Net Assets	(2,532,778)	(16,766,565)

NET ASSETS:
Beginning of year	81,797,023	98,563,588
End of year	$79,264,245	$81,797,023

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement of Cash Flows
For the year ended June 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$98,935
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(6,792,934)
Proceeds from disposition of investment securities	1,247,661
Amortization of premium and accretion of discount on investments, net	(155,751)
Net realized loss on:
Investments	375,434
Net change in unrealized appreciation on:
Investments	2,070,755
(Increase)/Decrease in assets:
Plan of Adjustment receivable	514,535
Interest receivable	(78,192)
Deferred offering costs	10,550
Prepaid and other assets	(143,643)
Increase/(Decrease) in liabilities:
Payable for interest expense	69,549
Payable to Transfer agency	(6,481)
Payable to Adviser	571
Payable to fund accounting and administration fees	(1,905)
Payable for distributions to shareholders	(40,030)
Payable to Directors	62
Payable for Audit fees	11,844
Payable for Compliance fees	(145)
Payable for Custodian fees	1,591
Other payables	(25,689)
Net cash used in operating activities	$(2,843,283)

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$5,559,000
Cash distributions paid to common shareholders - net of distributions reinvested	(2,631,713)
Net cash provided by financing activities	$2,927,287

Net increase in cash and cash equivalents	$84,004
Cash and cash equivalents, beginning of year	$39,489
Cash and cash equivalents, end of year	$123,493

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$670,444

NON-CASH ACTIVITIES:
Reinvestment of dividends	$8,046

See Notes to Financial Statements.
Annual Report | June 30, 2023	13

Puerto Rico Residents Tax-Free Fund VI, Inc.	Financial Highlights
For a share outstanding during the period presented

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Net asset value - beginning of year	$4.25	$5.12	$4.92
Income/(loss) from investment operations:
Net investment income(a)	0.13	0.15	0.19
Net realized and unrealized loss	(0.12)	(0.84)	0.19
Total income/(loss) from investment operations	0.01	(0.69)	0.38
Less distributions:
Dividends from net investment income	(0.14)	(0.18)	(0.18)
Total distributions	(0.14)	(0.18)	0.20
Net decrease in net asset value	(0.13)	(0.87)	–
Net asset value - end of year	$4.12	$4.25	$5.12
Market value per share - end of year(b)	$1.64	$1.77	$3.44
Total Return - Net Asset Value(c)	0.29%	(13.88%)	10.26%
Total Return - Market Price(d)	(4.14%)	(46.63%)	15.34%
Supplemental Data:
Net assets, end of year (in thousands)	$79,264	$81,797	$98,564
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	3.22%	1.94%	1.68%
Ratio of net expenses to average net assets(f)(g)	2.60%	1.33%	0.96%
Ratio of gross operating expenses to average net	2.27%	1.88%	1.62%
Interest and leverage related expenses to average net assets	0.95%	0.06%	0.06%
Ratio of net investment income to average net	3.26%	3.17%	3.76%
Portfolio turnover rate	1%	0%	0%

(a)	Based on weekly average outstanding common shares of 19,256,597 for the year ended June 30, 2023.
(b)	End of period market values are provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund in an over-the-counter market.
(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan
(d)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.
(e)	Based on average net assets attributable to common shares of $78,240,060 for the year ended June 30, 2023, $93,450,869 for the year ended June 30, 2022, and $96,621,591 for the year ended June 30, 2021.
(f)	Expenses include both operating and interest and leverage related expenses.
(g)	The effect of the expenses waived for the year ended June 30, 2023, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.62%.
(h)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund VI, Inc. (formerly known as Puerto Rico Investors Tax-Free Fund VI, Inc. and hereinafter referred to as the "Fund") is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was incorporated on February 25, 1998 and commenced operations on July 30, 1999.

The Fund’s investment objective is to achieve a high level of current income that, for the Puerto Rico residents, is exempt from Federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. The Fund has suspended its current offering of securities, pending its registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At June 30, 2023, cash and cash equivalents consisted of a time deposit open account amounting to $123,493 with JPMorgan Chase Bank N.A..

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair values as determined by the Fund, with the assistance of Popular Asset Management LLC, a subsidiary of Popular, Inc., and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (each an “Investment Adviser” and collectively the “Investment Advisers”) (Refer to Note 3 for the details on investment advisory agreements), on the basis of valuations provided by dealers or by pricing services, which are approved by Fund management and the Board of Directors (the "Board"), in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

Annual Report | June 30, 2023	15

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a “RIC” under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are “more-likely than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund's tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the year ended June 30, 2023, the Fund did not incur any interests or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)	Short and Medium-term Notes – The Fund has a short and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short and medium-term notes are issued from time to time in denominations of at least $1,000 maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by JPMorgan Chase Bank, N.A. (the Custodian), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short-term or medium-term notes outstanding for the period ended June 30, 2023.

(h)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the year ended June 30, 2023, there was no impact to the Fund's interest income related to net realized loss on mortgage backed securities’ pay downs (See Note 10).

(i)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities are accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

Annual Report | June 30, 2023	17

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

The Board has delegated to the Valuation Committee, comprised of voting officers of the Investment Advisers, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including, but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Annual Report | June 30, 2023	19

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$38,242,315	$–	$38,242,315
Municipal Bonds	–	58,474,839	–	58,474,839
Mortgage-Backed Securities	–	301,086	–	301,086
Total	$–	$97,018,240	$–	$97,018,240

*	Refer to the Schedule of Investments for a listing of securities by type.

There were no purchase, sale, or transfers into or out of level 3 securities during the year ended June 30, 2023.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of fiscal year-end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to separate Investment Advisory Agreements with each of the Investment Advisers, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.75% of the Fund’s average weekly gross assets, as defined in the agreement. For the year ended June 30, 2023, the gross investment advisory fees amounted to $722,561. Total waived fees amounted to $481,707 for a net fee of $240,854, of which $20,275 remain payable at year-end. There will be no recoupment of these waived fees.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent and shareholder servicing agent to the Fund. For the year ended June 30, 2023, the administrative fees and transfer agent fees amounted to $182,517 and $11,519, respectively.

JPMorgan Chase Bank, N.A. has been retained to provide custody services to the Fund. For the year ended June 30, 2023, the custody fees amounted to $7,092.

Certain officers and directors of the Fund are also officers and directors of the Investment Advisers and/or their affiliates. The six independent directors of the Fund's Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund's audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the year ended June 30, 2023, the compensation expenses for the six independent directors of the Fund was $25,000, of which $9,381 remain payable at year-end.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular and UBS Financial Services Inc. (“UBS Puerto Rico”), or their affiliates (“Affiliated Transactions”). In that regard, the Board had adopted a set of Procedures for Affiliated Transactions in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

The total amount of other affiliated and unaffiliated transactions, listed by counterparty, during the year were as follows:

	Purchases	%	Sales of Portfolio Securities	%	Reverse Repurchase Agreements	%
UBS Puerto Rico	$–	–%	$–	–%	$–	0.0%
Unaffiliated	–	–%	–	–%	238,337,675	100.0%
Total	$–	–%	$–	–%	$238,337,675	100.0%

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year ended June 30, 2023 and the year ended June 30, 2021 were as follows:

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Common shares outstanding - beginning of period	19,255,723	19,254,323
Common shares sold	–	8
Common shares issued as reinvestment of dividends	1,983	1,392
Common shares outstanding - end of period	19,257,706	19,255,723

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the year ended June 30, 2023, was $6,792,934 and proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the year ended June 30, 2023, were $1,233,876.

Puerto Rico Restructuring Plan Developments:

The Plan of Adjustment of the Commonwealth (“Plan of Adjustment”) was deemed effective and consummated on March 15, 2022. It included the Employee Retirement System (“ERS”) Stipulation signed in April 2021 whereby the Commonwealth agreed to purchase ERS assets for $373,000,000 to pay the stipulated cash distributions to the ERS bondholders. As a result, the Fund received its pro-rata share of the stipulated cash payment. As a signatory of the stipulation, the Fund also received its pro-rata share of the plan consummation costs.

Annual Report | June 30, 2023	21

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

Under the ERS Stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS (the "ERS Trust"). The Commonwealth has the option to purchase assets of the ERS Trust for $70.75 million and if it fails to do so, the holders of ERS Bonds will have the option to purchase these assets. If neither option is exercised by April 10, 2023, the Commonwealth will be required to purchase the assets of the ERS Trust for $70.75 million, which amount will then be distributed to the holders of the allowed claims on the ERS Bonds. In addition, the holders of ERS Bonds who were parties to the ERS Stipulation (which includes the Fund) also received their pro rata share of $75 million in consummation costs in connection with the negotiation and execution of the ERS Stipulation. In accordance with the ERS Stipulation, the Commonwealth exercised its option to purchase the interest in the ERS private equity portfolio on November 21, 2022. The Fund received $516,956 based on its pro-rata share in satisfaction of its interest in the ERS private equity portfolio. This amount was recognized as a realized gain and is reflected in the Statement of Operation. The Fund did not own any other bonds restructured in the Plan of Adjustment.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

Weighted average interest rate at end of the year	5.45%
Maximum aggregate balance outstanding at any time during the year	$32,720,000
Average balance outstanding during the year	$17,476,646
Average interest rate during the year	4.23%

At June 30, 2023, interest rates on reverse repurchase agreements ranged from 5.42% to 5.75% with maturities up to July 11, 2023. Some of the outstanding agreements to repurchase as of fiscal year-end may be called by the counterparty before its maturity date.

At June 30, 2023, investment securities with fair values amounting to $20,159,490 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $80,377 at June 30, 2023.

At June 30, 2023, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$19,403,000	100%
Total	$19,403,000	100%

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $19,403,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at June 30, 2023.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At June 30, 2023, the Fund had investments with an aggregate market value of $53,074,450 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. Government nor the Puerto Rico Government. Also, at June 30, 2023, the Fund had investments with market values of $102,152 and $198,934, which were each issued by one issuer located in the United States and are not guaranteed by the U.S. Government.

As stated in the Prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

Annual Report | June 30, 2023	23

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Advisers, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Advisers may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 300% level. In such instances, the Fund will redeem the notes as needed to maintain such asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$2,545,124
Reclassification of realized gain (loss) on securities’ paydowns	–
Distributable net investment income for tax purposes	$2,545,124

Net realized loss on investments	$(375,434)
Reclassification of realized gain (loss) on securities’ paydowns	–
Net realized loss on investments, for tax purposes	$(375,434)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$97,877,846
Gross appreciation	801,646
Gross depreciation	(1,661,253)
Net appreciation/(depreciation)	$(859,607)

For the year ended June 30, 2023 the Fund distributed $2,639,759 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at June 30, 2023 were as follows:

Undistributed net investment income, beginning of the year	$2,080,267
Distributable net investment income for the year	2,545,124
Dividends	(2,639,759)
Undistributed net investment income, end of the year	$1,985,632

Accumulated net realized loss on investments, beginning of the year	$(136,864,672)
Net realized loss on investments for the year	(375,434)
Accumulated net realized loss on investments, end of the year	$(137,240,106)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

Annual Report | June 30, 2023	25

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities, but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Advisers. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

As of the date hereof, the outbreak of the novel and highly contagious form of COVID-19, which the World Health Organization declared a “Public Health Emergency of International Concern”, continues. The outbreak has resulted in and may continue to result in, numerous illnesses and deaths. It has also severely impacted, global commercial activity and contributed to significant volatility in equity and debt markets. The development of various vaccines has allowed the countries of the world to relax the quarantines, curfews, prohibitions on travel and closure of selected business activity. However, the pace of vaccination around the globe is very uneven. The new, more contagious, Delta variant has also caused many countries to re-assess the pace of the re-opening of the full economy. In Puerto Rico, Governor Pierluisi has lifted most restrictions on economic activity.

The disruption in supply chains continues to have an adverse effect on transportation, travel, tourism, and entertainment, among others. The long-term effect on the economy and inflation is being debated. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S., Puerto Rico, or world economies.

Annual Report | June 30, 2023	27

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
June 30, 2023

NOTE 13. SUBSEQUENT EVENTS

On July 28, 2023, the Board of Directors declared an ordinary net investment income dividend of $0.01125 per common share, totaling $216,652 which was paid on August 10, 2023, to common shareholders of record as of July 31, 2023.

The Fund has performed an evaluation of events occurring subsequent to June 30, 2023, through August 29, 2023, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in or adjustment to, the accompanying financial statements other than those disclosed above.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Report of Independent Registered Public Accounting Firm
June 30, 2023

To the Shareholders and the Board of Directors of the Puerto Rico Residents Tax-Free Fund VI, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2023, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund on June 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Puerto Rico Residents Funds since 2021.

New York, New York

August 29, 2023

Annual Report | June 30, 2023	29

Puerto Rico Residents Tax-Free Fund VI, Inc.	Other Information
June 30, 2023 (Unaudited)

Shareholder Meeting for fiscal year ended June 30, 2021

The 2021 Annual Meeting of Shareholders (including adjournments thereof, the “2021 Annual Meeting”) was originally convened on October 26, 2021, and was subsequently adjourned to November 30, 2021, January 13, 2022, February 17, 2022, March 17, 2022, May 5, 2022, June 9, 2022, August 2, 2022, and September 22, 2022, to solicit proxies from the Fund’s shareholders to achieve a quorum at the 2021 Annual Meeting.) The 2021 Annual Meeting was re-convened on December 15, 2022. As announced at the 2021 Annual Meeting, there is a dispute over the validity of proxies submitted prior to December 15, 2021. Therefore, whether quorum was present at the 2021 Annual Meeting remains subject to legal challenge. Furthermore, as announced at the 2021 Annual Meeting, the legal validity of the vote at the 2021 Annual Meeting remains subject to legal challenge. As of the date hereof, litigation is pending in federal court regarding the solicitation of shareholders of, among other funds, the Fund by Ocean Capital LLC (“Ocean Capital”), and there is a dispute over the validity of certain proxies.

Subject to the foregoing, the voting results for the proposals considered at the 2021 Annual Meeting are as follows:

1.	Election of Directors. The shareholders of the Fund elected Jose R. Izquierdo II and Brent D. Rosenthal to the Board of Directors to serve for a term expiring on the date of which the annual meeting of shareholders is held in 2024 or until their successors are elected and qualified. The Fund’s Directors whose terms did not expire at the 2021 Annual Meeting are Enrique Vila del Corral, Gabriel Pagán Pedrero, Clotilde Pérez, and Jorge I. Vallejo.

Name of Nominee	“For” Votes	“Withhold” Votes
Carlos Nido	2,021,166	233,764
Luis M. Pellot	1,993,620	261,310
Jose R. Izquierdo II	7,241,701	146,260
Brent D. Rosenthal	7,207,522	180,439

2.	Shareholder Proposal Submitted by Ocean Capital. The shareholders of the Fund approved a shareholder proposal to repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021.

Proposal	“For” Votes	“Against” Votes	“Abstain” Votes
Shareholder Proposal	7,186,872	536,225	124,080

Shareholder Meeting for fiscal year ended December 31, 2022

The 2022 Annual Meeting of Shareholders (including adjournments thereof, the “2022 Annual Meeting”) was originally convened on October 24, 2022 and was subsequently adjourned to December 15, 2022, to solicit proxies from the Fund’s shareholders to achieve a quorum at the 2022 Annual Meeting. As of the date of this report, the 2022 Annual Meeting has been adjourned to March 9, 2023, to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting.

The 2022 Annual Meeting has the following agenda items:

1.	To elect two (2) directors of the Fund (PROPOSAL 1);

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Other Information
June 30, 2023 (Unaudited)

2.	Shareholder proposal submitted by Ocean Capital—To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board of Directors without the approval of the Fund’s shareholders subsequent to September 23, 2021 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

These matters are discussed in greater detail in the Proxy Statement (as defined below) relating to the 2022 Annual Meeting filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”).

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with the SEC on October 14, 2022 (the “Proxy Statement”), as supplemented by Amendment No. 1 filed with the SEC on October 25, 2022 and Amendment No. 2 filed with the SEC on December 16, 2022, and any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form N-PORT to the SEC. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC's website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting and Procedures and Record

A description of the Fund's policies and procedures that are used by the Investment Advisers to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Annual Report | June 30, 2023	31

Puerto Rico Residents Tax-Free Fund VI, Inc.	Management of the Fund
June 30, 2023 (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge upon request, by calling the Fund at 787-764-1788.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
INDEPENDENT DIRECTORS
Enrique Vila del Corral (77) ****	Chairman of the Board	Director since inception	Private investor; managing partner of various special partnerships involved in real estate development and Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm.	10 funds	None
J. Gabriel Pagán Pedrero (69)*****	Director	Director since inception	President of West Indian Products Corporation; Vice President of Commercial Adolfo S. Pagán, Inc.; Director of Construction Material Merchants’ Association and Director of Museum of Contemporary Art.	7 funds	None
Luis M. Pellot (75)***	Director	Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	24 funds	None

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Management of the Fund
June 30, 2023 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Carlos Nido (59)***	Director	Director since 2009	President Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC that has produced feature films Los Domirriqueños 1 & 2, Una Boda en Castañer, Sanky Panky 3, Vico C, la vida del filósofo, Marcelo and Nicky Jam “El Ganador”. From 2007 to 2015 Senior Vice President of Sales at GFR Media LLC. Prior to that he Senior Vice President of Sales & Marketing at El Nuevo Dia from 2003 to 2007. From 1999 to 2003 he was President and founder of Virtual, Inc. and ZonaNetworks. From 1997 to 1999, Mr. Nido was the President of Editorial Primera Hora. Since 1991 he served in various positions for El Nuevo Día, he was Treasurer in charge of Credit, Collections, and investments and headed New Business Development & Strategic Planning for the company. While at El Nuevo Día, Mr. Nido coordinated City View Plaza, a two phase office real estate development. During 1990 he was a special assistant to the President of Government Development Bank for Puerto Rico and from 1987 to 1990 as Associate in the investment bank CS First Boston. He holds a Bachelors Degree in Business Administration from Indiana University and a Master’s Degree in Finance from the University of Michigan. Mr. Nido is a board member of the following organizations: Grupo Ferré Rangel, GFR Media, LLC., the UBS Puerto Rico family of Mutual Funds, B. Fernandez & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.	24 funds	None

Annual Report | June 30, 2023	33

Puerto Rico Residents Tax-Free Fund VI, Inc.	Management of the Fund
June 30, 2023 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Jorge I. Vallejo (69)****	Director	Director since 2010	Managing Partner of Vallejo & Vallejo since 1992 and Partner of various special partnerships involved in real estate development.	10 funds	None
Clotilde Pérez (71)***	Director	Director since 2013	Vice President Corporate Development Officer of V. Suárez & Co., Inc. since 1999; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc., and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus from 1987-1992.	24 funds	None

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Management of the Fund
June 30, 2023 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
OFFICERS
Leslie Highley, Jr. (76)	Co- President	Co- President and Chief Executive Officer since 2021	Managing Director of UBS Trust PR since 2006; Executive Vice President of UBS Trust PR since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax- Free Family of Funds since 1995; Member of the Boards of Directors of the Fund from 2009 to February 2013; President of Dean Witter Puerto Rico, Inc.	N/A	None
Angel Rivera Garcia (46)	Co- President	Co- President since 2023	Subsidiary President of Popular Asset Management LLC since 2023, shares responsibility for the day to day management of the Fund’s investment portfolio. Mr. Rivera spent seven years in the Corporate Treasury Division at Popular, Inc., where he was Vice President and Investment Portfolio Manager. Prior to that, Mr. Rivera spent twelve years with Banco Popular’s Asset Management Division, where he was Vice President and Investment Portfolio Manager.	N/A	None
José González- Pagán (45)	Co- Treasurer	Co- Treasurer since 2014	Vice President of Banco Popular and Manager of the Mutual Funds Administration Group since 2014 and Manager of the Popular Fiduciary Services Division since 2019.	N/A	None

Annual Report | June 30, 2023	35

Puerto Rico Residents Tax-Free Fund VI, Inc.	Management of the Fund
June 30, 2023 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
William Rivera (64)	Co- Treasurer	Co- Treasurer since 2022	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Inc. since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	N/A	None
Luis Aníbal Avilés (59)	Secretary	Secretary since 2019	Practicing attorney in Puerto Rico since 1993 and Fund counsel between 2000 and 2021. Mr. Avilés has been a Full Professor at the School of Law of the University of Puerto Rico since 2008. Mr. Avilés has served as President of the Board of Governors of the Puerto Rico Power Authority and as Vice Chairman of the Board of Directors at the Government Development Bank of Puerto Rico.	N/A	None
Lucas Foss (45)	Chief Compliance 2021 Officer	Since Chief Compliance Officer	Vice President and Deputy (since 2017) at SS&C ALPS Fund Services, Inc.; Director of Compliance (2015- 2017) at Transamerica Asset Management.	N/A	None

*	The address of the Officers, except for Messrs. Highley and Avilés, is Banco Popular Center, Suite 1112, 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. Mr. Highley’s address is UBS Financial Services Inc., 250 Muñoz Rivera Avenue, Tenth Floor, , San Juan, Puerto Rico 00918, and Mr. Avilés’ address is University of Puerto Rico School of Law, 7 Universidad Avenue, San Juan, Puerto Rico 00925.
**	Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund's by-laws or charter or by statute, or until December 31 of the year in which he or she turns 80. Each officer is elected by and serves at the pleasure of the Board.
***	The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax- Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage- Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico. The Co- Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Management of the Fund
June 30, 2023 (Unaudited)

****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”); and Popular High Grade Fixed-Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the Co-Advised Family of Funds, the “Affiliated Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC. The Popular Family of Funds is managed by Popular Asset Management LLC.
*****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC.

Annual Report | June 30, 2023	37

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund VI, Inc.	of Investment Advisory Contract
June 30, 2023 (Unaudited)

The Board of the Fund met on May 18, 2023 (the “Meeting”), to consider the approval of the investment advisory agreements (the “Advisory Agreements”) by and between the Fund and each of the Investment Advisers. At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Advisers with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreements. In evaluating the Advisory Agreements, including the specific fee structures and other terms of such agreements, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Advisers. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreements for the Fund were fair and reasonable and that the Investment Advisers’ fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreements, the Board considered, in relevant part, the nature, extent and quality of the Investment Advisers’ services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Advisers provide to manage and operate the Fund, the increase of such services over time due to new or revised market, regulatory, or other developments(e.g., liquidity management and cybersecurity programs), and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Advisers provide portfolio management services for the Fund and, additionally , the Board considered the wide range of administrative and/or “non advisory” services the Investment Advisers provide to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g., providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g., providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (e.g., coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (e.g., overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (e.g., monitoring daily purchases and redemptions); shareholder communications (e.g., overseeing the preparation of annual and semi annual and other periodic shareholder reports); tax administration; and compliance services (e.g., helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

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Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund VI, Inc.	of Investment Advisory Contract
June 30, 2023 (Unaudited)

In addition to the services provided by the Investment Advisers, the Independent Directors also considered the risks borne by the Investment Advisers in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreements were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Advisers, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten year periods ended December 31, 2022 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreements supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Advisers in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Advisers’ rationale for proposing the management fee rate of the Fund, which included its evaluation of, among other things, the value of the potential services being provided (e.g., the expertise of the Investment Advisers with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Advisers (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Investment Advisers to keep expenses at or below certain levels and reviewed the amounts the Investment Advisers had waived or reimbursed over the last fiscal years; they considered the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Annual Report | June 30, 2023	39

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund VI, Inc.	of Investment Advisory Contract
June 30, 2023 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting each Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of each Investment Adviser for the year ended December 31, 2022. The Independent Directors also considered the overall financial condition of each Investment Adviser and their respective representations regarding the stability of each firm, their operating margins, and the manner in which they fund their future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Advisers derived from their relationship with the Fund for the fiscal year ended June 30, 2022, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, each Investment Adviser’s revenues, expenses, net income (pre tax and after tax) and the net profit margins (pre tax and after tax). The Independent Directors also reviewed the level of profitability realized by the Investment Advisers, including and excluding distribution expenses incurred by the Investment Advisers from their own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Advisers and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund by fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of the Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered each Investment Adviser's statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of each Investment Adviser. In addition, the Investment Advisers noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited. The Investment Advisers further noted that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Advisers’ fee structures.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Advisers may receive as a result of their relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Advisers may receive as a result of their association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Investment Advisers and concluded that the indirect benefits received were reasonable.

40	(787) 764-1788 | www.ubs.com | www.popular.com

Puerto Rico Residents Tax-Free Fund VI, Inc.	Privacy Policy
June 30, 2023 (Unaudited)

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,
•	Written and electronic correspondence,
•	Telephone contacts,
•	Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of a funds and any affiliation with the Distributor and its affiliates),
•	Website visits,
•	Consumer reporting agencies.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’ behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Annual Report | June 30, 2023	41

INVESTMENT ADVISERS	DIRECTORS AND OFFICERS

Popular Asset Management LLC	Enrique Vila del Corral
209 Muñoz Rivera Avenue Suite 1112	Chairman of the Board
San Juan, Puerto Rico 00918
Clotilde Pérez
UBS Trust Company	Director
of Puerto Rico
250 Muñoz Rivera Avenue	Gabriel Pagán Pedrero
Tenth (10th) Floor	Director
San Juan, Puerto Rico 00918
Carlos J. Nido
ADMINISTRATOR	Director

ALPS Fund Services, Inc.	Jorge I. Vallejo
1290 Broadway, Suite 1000	Director
Denver, CO 80203
Luis M. Pellot
TRANSFER AGENT	Director

Banco Popular de Puerto Rico	Leslie Highley, Jr.
Popular Fiduciary Services	Co-President
209 Muñoz Rivera Avenue
Popular Center, North Tower, 4th Floor	Angel Rivera Garcia
San Juan, Puerto Rico 00918	Co-President

CUSTODIAN	José González
Co-Treasurer
JPMorgan Chase Bank, N.A.
1111 Polaris Parkway	William Rivera
Columbus, OH 43240	Co-Treasurer

PUERTO RICO LEGAL COUNSEL	Luis A. Avilés
Secretary
Sánchez/LRV LLC
270 Muñoz Rivera Avenue Suite 1110	Lucas Foss
San Juan, Puerto Rico 00918	Chief Compliance Officer

U. S. LEGAL COUNSEL

Sidley Austin, LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP
One Manhattan West
New York, New York 10001

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officers and principal financial officers (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	During the period covered by this report, there were no amendments to the Code.

(d)	During the period covered by this report, there were no waivers granted by the Registrant to individuals covered by the Code.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee (the “Audit Committee”) that possesses the attributes identified in Item 3(b) to Form N-CSR.

(a)	(2)	The name of the audit committee financial expert is Mr. Enrique Vila del Corral. Mr. Vila del Corral has been deemed “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)	(3)	Not applicable.

(b)	No disclosures are required by this Item 3(b).

(c)	No disclosures are required by this Item 3(c).

(d)	No disclosures are required by this Item 3(d).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for professional services rendered by Ernst & Young, LLP (“E&Y”) for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal year ended June 30, 2022, were $66,980 and for the fiscal year ended June 30, 2023, were $66,980.

(b)	Audit Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal year ended June 30, 2022, were $0.00 and for the fiscal year ended June 30, 2023, were $0.00.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended June 30, 2022, were $9,438 and for the fiscal year ended June 30, 2023, were $9,438.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees – The aggregate fees billed for products and services provided by E&Y other than the services reported in paragraphs (a) through (c) of this Item for the fiscal year ended June 30, 2023, were $0.00 and for the fiscal year ended June 30, 2022, were $0.00.

There were no "all other" fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures – The Charter of the Registrant’s Audit Committee requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Registrant by the Registrant’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Registrant may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

All the audit and tax services described above for which E&Y billed the Registrant fees for the fiscal years ended June 30, 2023, and June 30, 2022, were pre-approved by the Audit Committee. For the fiscal years ended June 30, 2023, and June 30, 2022, the Registrant’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Registrant by E&Y.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by E&Y for services rendered to the Registrant, its co-investment advisers, and co-adviser affiliates that provide ongoing services to the Registrant for the fiscal year ended June 30, 2023, were $2,377,901 and for the fiscal year ended June 30, 2022, were $0.

(h)	The Audit Committee of the Registrant’s Board of Directors considered the provision of non-audit services that were rendered to the Registrant’s co-investment advisers and any entity controlling, controlled by, or under common control with the Registrant’s co-investment advisers that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Fund’s co-investment advisers the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s co-investment advisers, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Fund’s co-investment advisers’ Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund’s Chief Compliance Officer shall ensure that the Fund’s co-investment advisers have adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

1. General

The Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2. Delegation to the Fund’s Co-investment advisers

The Fund believes that the Fund’s co-investment advisers are in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Fund’s co-investment advisers are hereby delegated the following duties:

a) to make the proxy voting decisions for the Fund, in accordance with the Fund’s co-investment advisers’ Proxy Voting Policy, except as provided herein; and

b) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent members of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Fund’s co-investment advisers Voting Policy no later than six (6) months after adoption by an Adviser.

3. Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s co-investment advisers, principal underwriter, or an affiliated person of the Fund, its co-investment advisers, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Fund’s co-investment advisers Voting Policy, provided such specific voting policy was approved by the Board.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The following provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2023:

Mr. Leslie Highley, Jr. and Mr. Angel M. Rivera are jointly responsible for the execution of specific investment strategies and day-to-day investment operations of the registrant. Each of Messrs. Highley and Rivera manages the Fund using a team of analysts and portfolio managers. The day-to-day operation of the registrant and the execution of its specific investment strategies is the primary responsibility of Messrs. Highley and Rivera, the designated portfolio managers of the registrant (the “Portfolio Managers”).

Mr. Highley manages several funds and portfolios. Mr. Highley is a Co-President of the registrant and Managing Director of UBS Trust Company of Puerto Rico. He has been Managing Director of UBS Trust Company of Puerto Rico since 2006; Executive Vice President of UBS Trust Company of Puerto Rico since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax-Free Family of Funds since 1995; President of Dean Witter Puerto Rico, Inc.

Mr. Rivera has over 20 years of investment portfolio management and financial services experience. Prior to joining Popular Asset Management LLC as Subsidiary President in 2023, Mr. Rivera spent the last 7 years working in the Corporate Treasury of Popular, Inc. responsible for managing the investment portfolio and wholesale funding for the holding company and its subsidiaries. He also serves as portfolio manager for various Puerto Rico investment companies advised and co-advised by the Advisor. Before that, he worked as Fixed Income Portfolio Manager for Popular Asset Management, then a division of Banco Popular of Puerto Rico. Mr. Rivera holds an MBA from Northwestern University-Kellogg School of Management, BBA from the University of Puerto Rico, and the Chartered Financial Analyst and Financial Risk Manager designations.

(a)(2)	The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of June 30, 2023:

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	23	$1,678,782,011.10	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Angel M. Rivera	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	0	$0	0	$0

As described above, the Portfolio Managers do manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Registrant’s co-investment advisers may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Registrant’s co-investment advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular Portfolio Manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes and other factors. In addition, the Registrant’s co-investment advisers have adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each account. The Registrant’s co-investment advisers seek to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most accounts managed by a Portfolio Manager in a particular investment strategy are managed using the same investment models.

If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Registrant’s co-investment advisers have adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of their clients’ accounts, the Registrant’s co-investment advisers determine which broker to use to execute transaction orders, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts, the Registrant’s co-investment advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Registrant’s co-investment advisers may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a Portfolio Manager. Finally, the appearance of a conflict of interest may arise where the Registrant’s co-investment advisers have an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a Portfolio Manager has day-to-day management responsibilities.

The Registrant’s co-investment advisers have adopted certain compliance procedures which are designed to address these types of conflicts among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	As of June 30, 2023, Mr. Highley’s compensation as Portfolio Manager consists primarily of base pay, an annual cash bonus and long-term incentive payments. As of June 30, 2023, Mr. Rivera’s compensation as Portfolio Manager consists of a combination of base salary, performance-based annual cash incentive bonus and fringe benefits.

UBS Trust Company of Puerto Rico

Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of UBS Trust Company of Puerto Rico, one of the Registrant’s co-investment advisers.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor, taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth and his compliance with the Registrant’s co-investment advisers’ policies and procedures. The final factor influencing the Portfolio Manager’s cash bonus is the financial performance of UBS Trust Company of Puerto Rico, one of the Registrant’s co-investment advisers, based on its operating earnings.

Popular Asset Management

The salary component is based on market data relative to similar positions within the industry, as well as the past performance, years of experience and scope of responsibilities of the individual.

An investment professional’s incentive compensation, including the annual cash bonus, is largely driven by such person’s contribution to Popular Asset Management’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as such person’s qualitative contributions to the organization.

(a)(4)	The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the Portfolio Managers of the Fund as of June 30, 2023:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	$50,001- $100,000
Angel M. Rivera	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve months ended June 30, 2023, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Exchange Act, of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.

(a)(2)	The certifications of principal executive officers and principal financial officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications of principal executive officers and principal financial officers pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

By:	/s/ Angel M. Rivera
Angel M. Rivera
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

Date:	September 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Angel M. Rivera
Angel M. Rivera
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ José González
José González
Co-Treasurer

By:	/s/ William Rivera
William Rivera
Co-Treasurer

Date:	September 8, 2023